Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Thrive World Wide, Inc. for the fiscal quarter ending June 30, 2012, I, James Stearrett, Chief Financial Officer and Principle Accounting Officer of Thrive World Wide, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

3.          Such Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.          The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2012, fairly presents, in all material respects, the financial condition and results of operations of Thrive World Wide, Inc.

Dated: August 16, 2012

By	/s/ James Stearrett
James Stearrett, Chief Financial Officer and
Treasurer (Principal Financial Officer and Principle
Accounting Officer)